Exhibit 99
Form 4 Joint Filer Information

Name:	TCG Holdings II, L.P.

Address:	c/o The Carlyle Group
1001 Pennsylvania Avenue, N.W., Suite 220 South,
Washington, DC 20004-2505

Designated Filer:	DBD Investors V, L.L.C.

Issuer & Ticker Symbol:	TRIUMPH GROUP, INC. [TGI]

Date of Event Requiring Statement:	06/16/2010

TCG Holdings II, L.P.

	By:	DBD Investors V, L.L.C., as its General Partner
Signature:	By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Managing Director

Name:	TC Group Investment Holdings, L.P.
Address:	c/o The Carlyle Group
1001 Pennsylvania Avenue, N.W., Suite 220 South,
Washington, DC 20004-2505

Designated Filer:	DBD Investors V, L.L.C.

Issuer & Ticker Symbol:	TRIUMPH GROUP, INC. [TGI]

Date of Event Requiring Statement:	06/16/2010

TC Group Investment Holdings, L.P.

	By:	TCG Holdings II, L.P., as its General Partner
	By:	DBD Investors V, L.L.C., as its General Partner
Signature:	By:	/s/ Daniel A. D’Aniello

Name: Daniel A. D’Aniello
Title: Managing Director

Name:	TC Group III, L.L.C.

Address:	c/o The Carlyle Group
1001 Pennsylvania Avenue, N.W., Suite 220 South,
Washington, DC 20004-2505

Designated Filer:	DBD Investors V, L.L.C.

Issuer & Ticker Symbol:	TRIUMPH GROUP, INC. [TGI]

Date of Event Requiring Statement:	06/16/2010

TC Group III, L.L.C.
	By:	TC Group Investment Holdings, L.P., as its Managing Member
Signature:	By:	TCG Holdings II, L.P., as its General Partner
	By:	DBD Investors V, L.L.C., as its General Partner
	By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Managing Director

Name:	TC Group III, L.P.

Address:	c/o The Carlyle Group
1001 Pennsylvania Avenue, N.W., Suite 220 South,
Washington, DC 20004-2505

Designated Filer:	DBD Investors V, L.L.C.

Issuer & Ticker Symbol:	TRIUMPH GROUP, INC. [TGI]

Date of Event Requiring Statement:	06/16/2010

TC Group III, L.P.

	By:	TC Group III, L.L.C., as its General Partner
	By:	TC Group Investment Holdings, L.P., as its Managing Member
Signature:	By:	TCG Holdings II, L.P., as its General Partner
	By:	DBD Investors V, L.L.C., as its General Partner

	By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Managing Director

Name:	Carlyle Partners III, L.P.

Address:	c/o The Carlyle Group
1001 Pennsylvania Avenue, N.W., Suite 220 South,
Washington, DC 20004-2505

Designated Filer:	DBD Investors V, L.L.C.

Issuer & Ticker Symbol:	TRIUMPH GROUP, INC. [TGI]

Date of Event Requiring Statement:	06/16/2010

Signature:	Carlyle Partners III, L.P.

By:	TC Group III, L.P., as its General Partner
By:	TC Group III, L.L.C., as its General Partner
By:	TC Group Investment Holdings, L.P., as its Managing Member
By:	TCG Holdings II, L.P., as its General Partner
By:	DBD Investors V, L.L.C., as its General Partner

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Managing Director